Filed pursuant to Rule 497(a)(1)

File No. 333-153879

Rule 482 ad

APOLLO INVESTMENT CORPORATION ANNOUNCES PUBLIC OFFERING

NEW YORK—August 11, 2009—Apollo Investment Corporation (the “Company”) (NASDAQ-GS: AINV) announces that it plans to make a public offering of 15,000,000 shares of its common stock. Apollo Investment Corporation plans to also grant the underwriters an option to purchase up to an additional 2,250,000 shares of common stock to cover over-allotments, if any. The offering price of the shares, subject to approval of the Company’s Board or its Pricing Committee, will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company’s shelf registration statement filed with the Securities and Exchange Commission.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

Citi, BofA Merrill Lynch, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC are joint bookrunning managers for the offering. SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp., RBC Capital Markets Corporation and Keefe, Bruyette & Woods, Inc. are co-managers. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Apollo Investment Corporation before investing. The prospectus contains this and other information about Apollo Investment Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

A copy of the prospectus for the offering may be obtained from: Citi, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 800-831-9146; email: batprospectusdept@citigroup.com); BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department (telephone number: 212-449-1000); J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, Attention: Prospectus Department (telephone number: 718-242-8002); Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York, 10152 (telephone number: 800-326-5897, email: equity.syndicate@wachovia.com).

About Apollo Investment Corporation

Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. From time to time, the Company may also invest in public companies as well as public companies whose securities are thinly traded. The Company invests primarily in senior secured loans and mezzanine loans and equity in furtherance of its business plan. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements.” These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

Contact:

Richard L. Peteka

Apollo Investment Corporation

(212) 515-3488